Prepared by and return to:                                          #99052280
Julian E. Whitehurst, Esquire                             OR BK 04215 PG 0238
Lowndes, Drosdick, Doster,                         RECORDED 04/22/99 03:26 PM
Kantor & Reed, P.A.                           RICHARD M. WEISS CLERK OF COURT
Post Office Box 2809                                              POLK COUNTY
Orlando, Florida 32802-2809                 DOC TAX PD (F.S.201.08) 26,950.00
                                                         DEPUTY CLERK K SEARS

Annis Mitchell Law Firm
201 N. Franlkin St. Ste 2100         Borrower Name: Agree Limited Partnership
Tampa, FL 33602                            Project Name: North Lakeland Plaza


THIS ASSUMPTION AGREEMENT, MORTGAGE MODIFICATION AND AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT CONSTITUTES AN ASSUMPTION OF, AMENDS AND RESTATES THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT FROM NORTH LAKELAND PLAZA, A MICHIGAN COPARTNERSHIP TO AND IN FAVOR OF MICHIGAN NATIONAL BANK OF DETROIT, A NATIONAL BANKING ASSOCIATION, DATED APRIL 15, 1986, AS RECORDED APRIL 17, 1986 IN OFFICIAL RECORDS BOOK 2413, PAGE 945, AMONG THE PUBLIC RECORDS OF POLK COUNTY, FLORIDA, AS SUPPLEMENTED BY THAT CERTAIN ADDITIONAL MORTGAGE, FROM NORTH LAKELAND PLAZA, A MICHIGAN CO-PARTNERSHIP TO AND IN FAVOR OF MICHIGAN NATIONAL BANK, DATED DECEMBER 17, 1987 AND RECORDED DECEMBER 18, 1987 IN OFFICIAL RECORDS BOOK 2589, PAGE 1169, AMONG THE PUBLIC RECORDS OF POLK COUNTY, FLORIDA, AS CONSOLIDATED, MODIFIED AND EXTENDED BY THAT CERTAIN CONSOLIDATION, MODIFICATION AND EXTENSION AGREEMENT DATED DECEMBER 17, 1987 AND RECORDED DECEMBER 18, 1987 IN OFFICIAL RECORDS BOOK 2589, PAGE 1172 AND RERECORDED JANUARY 13, 1988 IN OFFICIAL RECORDS BOOK 2595, PAGE 2117, PUBLIC RECORDS OF POLK COUNTY, FLORIDA AS ASSIGNED BY THAT CERTAIN ASSIGNMENT OF MORTGAGE AND LOAN DOCUMENTS FROM MICHIGAN NATIONAL BANK, FORMERLY KNOWN AS MICHIGAN NATIONAL BANK OF DETROIT, A NATIONAL BANKING ASSOCIATION TO AND IN FAVOR OF THE TRAVELERS INDEMNITY COMPANY, A CONNECTICUT CORPORATION ("TRAVELERS"), DATED DECEMBER 15, 1987 AND RECORDED DECEMBER 18, 1987 IN OFFICIAL RECORDS BOOK 2589, PAGE 1203, AMONG THE PUBLIC RECORDS OF POLK COUNTY, FLORIDA, AS COLLATERALLY ASSIGNED BY TRAVELERS TO SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION ("SHAWMUT") BY THAT CERTAIN ASSIGNMENT OF MORTGAGE AS COLLATERAL SECURITY DATED NOVEMBER 15, 1993 AND RECORDED MARCH 7, 1994 IN OFFICIAL RECORDS BOOK 3357, PAGE 610, PUBLIC RECORDS OF POLK COUNTY, FLORIDA (WHICH ASSIGNMENT OF MORTGAGE AS COLLATERAL SECURITY WAS RELEASED BY THAT CERTAIN RELEASE OF COLLATERAL ASSIGNMENTS BY SHAWMUT DATED MARCH 31, 1999 AND RECORDED IN THE PUBLIC RECORDS OF POLK COUNTY, FLORIDA), AS MODIFIED BY THAT CERTAIN MORTGAGE MODIFICATION AGREEMENT FROM NORTH LAKELAND PLAZA, A MICHIGAN CO- PARTNERSHIP TO AND IN FAVOR OF THE TRAVELERS INDEMNITY COMPANY, A CONNECTICUT CORPORATION DATED MARCH 28, 1994, AS RECORDED ON APRIL 6, 1994, IN OFFICIAL RECORDS BOOK 3371, PAGE 931, AMONG THE PUBLIC RECORDS OF POLK COUNTY, FLORIDA, WHICH MODIFICATION WAS COLLATERALLY ASSIGNED BY TRAVELERS TO SHAWMUT BY THAT CERTAIN ASSIGNMENT OF MORTGAGE MODIFICATION AGREEMENT AS COLLATERAL SECURITY DATED JULY 20, 1994 AND RECORDED AUGUST 8, 1994 IN OFFICIAL RECORDS BOOK 3423, PAGE 2123, AMONG THE PUBLIC RECORDS OF POLK COUNTY, FLORIDA (WHICH ASSIGNMENT OF MORTGAGE MODIFICATION AGREEMENT AS COLLATERAL SECURITY WAS RELEASED BY THAT CERTAIN RELEASE OF COLLATERAL ASSIGNMENTS BY SHAWMUT DATED MARCH 31, 1999 AND RECORDED IN THE PUBLIC RECORDS OF POLK COUNTY, FLORIDA), AS ASSIGNED AND ENDORSED TO LENDER BY THE ASSIGNMENT OF NOTE AND MORTGAGE AGREEMENTS REFERRED TO HEREIN, AND SECURES THE RENEWAL NOTE REFERRED TO HEREIN IN THE ORIGINAL PRINCIPAL AMOUNT OF SEVEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($7,700,000.00) (THE "NOTE"). THE NOTE AMENDS, RESTATES AND RENEWS (A) THAT CERTAIN REAL ESTATE MORTGAGE NOTE FROM NORTH LAKELAND PLAZA, A MICHIGAN CO- PARTNERSHIP TO AND IN FAVOR OF MICHIGAN NATIONAL BANK OF DETROIT, A NATIONAL BANKING ASSOCIATION, DATED APRIL 15,1986, IN THE PRINCIPAL AMOUNT OF $9,000,000.00, AS SUPPLEMENTED BY THAT CERTAIN ADDITIONAL NOTE FROM NORTH LAKELAND PLAZA, A MICHIGAN CO-PARTNERSHIP TO AND IN FAVOR OF MICHIGAN NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, DATED DECEMBER 17, 1987, IN THE PRINCIPAL AMOUNT OF $550,000.00, AS SUBSTITUTED BY THAT CERTAIN SUBSTITUTE AND CONSOLIDATION NOTE FROM NORTH LAKELAND PLAZA, A MICHIGAN CO-PARTNERSHIP TO AND IN FAVOR OF MICHIGAN NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, DATED DECEMBER 17, 1987, IN THE PRINCIPAL AMOUNT OF $9,550,000.00, AS AMENDED BY THAT CERTAIN AMENDED AND RESTATED NOTE, FROM NORTH LAKELAND PLAZA, A MICHIGAN CO-PARTNERSHIP TO AND IN FAVOR OF THE TRAVELERS INDEMNITY COMPANY, A CONNECTICUT CORPORATION, DATED MARCH 28, 1994, IN THE PRINCIPAL AMOUNT OF $8,325,000.00.


         THE RENEWAL NOTE IS EXEMPT FROM FLORIDA INTANGIBLE TAXES
PURSUANT TO FLORIDA STATUTES SECTION 199.145.


                             ASSUMPTION AGREEMENT
                      MORTGAGE MODIFICATION AND AMENDED
                          AND RESTATED MORTGAGE AND
                              SECURITY AGREEMENT


         THIS ASSUMPTION AGREEMENT MORTGAGE MODIFICATION AND
AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT is made, executed and delivered as of this day of March 31st, 1999, by AGREE LIMITED

PARTNERSHIP, a Delaware limited partnership, whose address is 31850 Northwestern Highway, Farmington Hills, Michigan, 48334 (hereinafter referred to as "Borrower"), to and in favor of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, having its principal office at One Nationwide Plaza, Columbus, Ohio 43215-2220, Attention: Real Estate Investment Department, 34T, or at such other place either within or without the State of Ohio as it may from time to time designate, and any subsequent holder(s) hereof (hereinafter referred to as "Lender");

         THAT WHEREAS, Lender is the owner and holder of that certain Mortgage and Security Agreement from North Lakeland Plaza, a Michigan co-partnership to and in favor of Michigan National Bank of Detroit, a national banking association, dated April 15, 1986, as recorded April 17, 1986 in Official Records Book 2413, Page 945, among the Public Records of Polk County, Florida, as supplemented by that certain Additional Mortgage, from North Lakeland Plaza, a Michigan co- partnership to and in favor of Michigan National Bank, dated December 17, 1987 and recorded December 18, 1987 in Official Records Book 2589, Page 1169, among the Public Records of Polk County, Florida, as consolidated, modified and extended by that certain Consolidation, Modification and Extension Agreement dated December 17, 1987 and recorded December 18, 1987 in Official Records Book 2589, Page 1172 and rerecorded January 13, 1988 in Official Records Book 2595, Page 2117, Public Records of Polk County, Florida as assigned by that certain Assignment of Mortgage and Loan Documents from Michigan National Bank, formerly known as Michigan National Bank of Detroit, a national banking association to and in favor of The Travelers Indemnity Company, a Connecticut corporation ("Travelers"), dated December 15, 1987 and recorded December 18, 1987 in Official Records Book 2589, Page 1203, among the Public Records of Polk County, Florida, as collaterally assigned by Travelers to Shawmut Bank Connecticut, national association ("Shawmut") by that certain Assignment of Mortgage as Collateral Security dated November 15, 1993 and recorded March 7, 1994 in Official Records Book 3357, Page 610, Public Records of Polk County, Florida (which Assignment of Mortgage as Collateral Security was released by that certain Release of Collateral Assignments by Shawmut dated March 31, 1999 and recorded immediately prior hereto in the Public Records of Polk County, Florida), as modified by that certain Mortgage Modification Agreement from North Lakeland Plaza, a Michigan co-partnership to and in favor of The Travelers Indemnity Company, a Connecticut corporation dated March 28, 1994, as recorded on April 6, 1994, in Official Records Book 3371, Page 931, among the public records of Polk County, Florida, which modification was collaterally assigned by Travelers to Shawmut by that certain Assignment of Mortgage Modification Agreement as Collateral Security dated July 20, 1994 and recorded August 8, 1994 in Official Records Book 3423, Page 2123, among the public records of Polk County, Florida (which Assignment of Mortgage Modification Agreement as Collateral Security was released by that certain Release of Collateral Assignments by Shawmut dated March 31, 1999 and recorded immediately prior hereto in the Public Records of Polk County, Florida) (hereinafter referred to as the "Original Mortgage"); and

         WHEREAS, the Original Mortgage secures that certain that certain Real Estate Mortgage Note from NLP, to and in favor of MNDB, dated April
15, 1986, in the principal amount of $9,000,000.00, as supplemented by that certain Additional Note from NLP to and in favor of MNB dated December 17, 1987, in the principal amount of $550,000.00, as substituted by that certain Substitute and Consolidation Note from NLP to and in favor of MNB dated December 17, 1987, in the principal amount of $9,550,000.00, as amended by that certain Amended and Restated Note, from NLP to and in favor of Travelers dated March 28, 1994, in the principal amount of $8,325,000.00 (the "Original Note");

         WHEREAS, the property encumbered by the Original Mortgage and more particularly described on Exhibit A, attached hereto (the "Property") was subsequently conveyed to Borrower pursuant to that certain Covenant Deed from NLP to Borrower dated April 22, 1994 and recorded April 29, 1994 in Official Records Book 3382, Page 0081, Public Records of Polk County, Florida and Borrower accepted the Property subject to the Original Mortgage;

         WHEREAS, NLP also executed that certain Assignment of Leases, Rents and Profits to and in favor of MNBD dated April 15, 1986 and recorded April 17, 1986 in Official Records Book 2413, Page 964, among the Public Records of Polk County, Florida, as assigned by that certain Assignment of Mortgage and Loan Documents from MNB to and in favor of Travelers dated December 15, 1987 (the "Original Assignment") the Original Note, the Original Mortgage, the Original Assignment and all other loan documents executed in connection there with are hereinafter referred to collectively as the "Original Loan Documents";

         WHEREAS, the Original Loan Documents were subsequently assigned and transferred to Lender pursuant to that certain Assignment of Note and Mortgage Agreements from Travelers to Lender dated on or about the date hereof and recorded concurrently herewith; and

         WHEREAS, the Original Loan Documents are now held by Lender; and whereas the Original Note has a current principal balance in the original principal amount of SEVEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($7,700,000.00); and

         WHEREAS, Borrower desires to assume each and every obligation of NLP under the Original Note, the Original Mortgage and the Original Assignment of Rents; and

         WHEREAS, Borrower and Lender desire to modify and amend the Original Mortgage in order to reflect that the Original Mortgage secures the Note, and to modify and amend certain other terms of the Original Mortgage;

         NOW THEREFORE, for and in consideration of the premises and mutual covenants herein contained and for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. All of the foregoing recitations are true and correct and are hereby incorporated herein and made a part hereof.

         2. Borrower hereby assumes each and every obligation of NLP under the Original Loan Documents, whenever accruing, including, particularly, but without limitation, the obligations of the Original Note and Borrower agrees to perform all obligations of NLP under the Original Loan Documents and to pay to Lender the sums due and to become due under the Original Loan Documents as fully as if Borrower had executed the Original Loan Documents or the date thereof as Original Borrower.

         3. Under no circumstances shall this instrument or any portion hereof constitute or be deemed to constitute a novation of the Original Mortgage. The Original Mortgage, as hereby amended and restated, shall secure the Note with the same priority of lien as if this instrument had been executed and recorded at the same time as the Original Mortgage was originally executed and recorded.

         4. Borrower hereby covenants, stipulates, agrees and acknowledges that the obligation of Borrower to repay to Lender the Note is hereby declared to be secured by the Original Mortgage, as amended and restated hereby, in the same manner and to the same extent as if the Note was made and executed on the date that the Original Mortgage was originally executed and delivered and that nothing herein contained shall diminish or in any way or manner limit the right of Lender to make additional advances to the Borrower pursuant to the provisions of Paragraph 37 of the Original Mortgage, as amended and restated hereby.

         5. Borrower hereby acknowledges, represents and confirms unto Lender that (A) it does not now have and at no prior time had any defenses (including without limitation, the defense of usury), claims, counterclaims, cross-actions or equities, or rights of rescission, set off, abatement, or diminution, with respect to the Original Loan Documents or the Note or the Mortgage (as hereinafter defined) or any other loan documents executed in connection therewith, and that it has at no time asserted any such defense, claim or right of rescission, set off, abatement or diminution with respect thereto, and if any such defense, claim counterclaim, cross-action or equity, or rights of rescission, set off, abatement or diminution do exist the same are hereby waived and released; (B) the Original Loan Documents are valid, binding and free from any infirmity of any nature whatsoever, and are enforceable in accordance with their respective terms; (C) the Original Mortgage constitutes a valid first lien against the Property (defined herein); and (D) no payments of interest or any other charges have been made to Lender which would result in the computation or earning of interest in excess of the maximum legal rate of interest permitted under the laws applicable thereto.

         6. The terms and conditions of the Mortgage are hereby amended and superseded in their entirety; and the Original Mortgage is hereby restated in its entirety (the Original Mortgage as so amended and restated being herein referred to as the "Mortgage") as follows:


                       MORTGAGE AND SECURITY AGREEMENT

         THIS MORTGAGE AND SECURITY AGREEMENT (hereinafter referred to as the "Mortgage") is made, executed and delivered as of the day and year first written above, by AGREE LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 31850 Northwestern Highway, Farmington Hills, Michigan, 48334 (hereinafter referred to as "Borrower"), to and in favor of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, having its principal office at One Nationwide Plaza, Columbus, Ohio 43215-2220, Attention: Real Estate Investment Department, 34T, or at such other place either within or without the State of Ohio as it may from time to time designate, and any subsequent holder(s) hereof (hereinafter referred to as "Lender");

                             W I T N E S S E T H:

         WHEREAS, Borrower is justly indebted to Lender in the principal sum of SEVEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($7,700,000.00) with interest thereon, which indebtedness is evidenced and represented by that certain Renewal Note of even date herewith in the sum of SEVEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($7,700,000.00) payable to Nationwide Life Insurance Company (said Renewal Note being hereinafter referred to as the "Note"), which Note shall be due and payable on April 1, 2013 if the Modified Rate (as defined in the Note) is accepted by Borrower and shall be due and payable on April 1, 2006 if the Modified Rate is rejected by Borrower; and

         WHEREAS, Lender, as a condition precedent to the extension of credit and the making of the loan evidenced by the Note, has required that Borrower provide Lender with security for the repayment of the indebtedness evidenced by the Note as well as for the performance, observance and discharge by Borrower of various covenants, conditions and agreements made by Borrower to, with, in favor of and for the benefit of Lender with respect to said indebtedness and such security;

         NOW THEREFORE, in consideration of and in order to secure the repayment of the indebtedness evidenced and represented by the Note, together with interest on such indebtedness, as well as the payment of all other sums of money secured hereby, as hereinafter provided, and also to secure the observance, performance and discharge by Borrower of all covenants, conditions and agreements set forth in the Note, this Mortgage and in all other documents and instruments executed and delivered by Borrower to and in favor of Lender for the purpose of further securing the repayment of the indebtedness evidenced and represented by the Note, and in order to charge the properties, interests and rights hereinafter described with such payment, observance, performance and discharge, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower does hereby grant, bargain, sell, alien, remise, release, convey, assign, transfer, pledge, deliver, set over, hypothecate, warrant and confirm unto Lender, its successors and assigns forever, all of Borrower's right, title and interest in and to the following described properties, rights and interests and all replacements thereof, substitutions therefor and additions thereto (all of which are hereinafter together referred to as the "Property"), to wit:

         ALL THAT certain piece, parcel or tract of land or real property of which Borrower is now seized and in actual or constructive possession, situate in Polk County, Florida, more particularly described on Exhibit A attached hereto and by this reference made a part hereof (hereinafter referred to as the "Real Property");

         TOGETHER WITH all buildings, structures and other improvements of any kind, nature or description now or hereafter erected, constructed, placed or located upon said Real Property (which buildings, structures and other improvements are hereinafter sometimes together referred to as the "Improvements"), including, without limitation, any and all additions to, substitutions for or replacements of such Improvements;

         TOGETHER WITH all mineral, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Real Property;

         TOGETHER WITH all and singular, the tenements, hereditaments, strips and gores, rights-of-way, easements, privileges and other appurtenances now or hereafter belonging or in any way appertaining to the Real Property, including, without limitation, all right, title and interest of the Borrower in any after-acquired right, title, interest, remainder or reversion, in and to the beds of any ways, streets, avenues, roads, alleys, passages and public places, open or proposed, in front of, running through, adjoining or adjacent to said Real Property (hereinafter sometimes together referred to as the "Appurtenances");

         TOGETHER WITH any and all leases, contracts, rents, royalties, issues, revenues, profits, proceeds, deposits, income and other benefits, including accounts receivable, of, accruing to or derived from said Real Property, Improvements and Appurtenances and any business or enterprise presently situated or hereafter operated thereon and therewith (hereinafter sometimes referred to as the "Rents");

         TOGETHER WITH any and all awards, payments or settlements, including interest thereon, and the right to receive the same, as a result of (a) the exercise of the right to eminent domain, (b) the alteration of the grade of any street, (c) any other injury, damage or casualty to, taking of, or decrease in the value of, the Property or (d) proceeds of insurance awards, to the extent of all amounts which may be secured by this Mortgage at the date of any such award or payment including but not limited to the Reasonable Attorneys' Fees (as hereinafter defined), costs and disbursements incurred by Lender in connection with the collection of such award or payment;

         AS WELL AS all the right, title and interest of Borrower in and to all fixtures, goods, inventory, chattels, construction supplies and materials, fittings, furniture, furnishings, equipment, machinery, apparatus, appliances, and other items of personal property, whether tangible or intangible, of any kind, nature or description, whether now owned or hereafter acquired by Borrower, including, without limitation, all signs and displays; all heating, air conditioning, water, gas, lighting, incinerating, and power equipment; all engines, compressors, pipes, pumps, tanks, motors, conduits, wiring, and switchboards; all plumbing, lifting, cleaning, fire prevention, fire extinguishing, sprinkling, refrigerating, ventilating, waste removal and communications equipment and apparatus; all boilers, furnaces, oil burners, vacuum cleaning systems, elevators, and escalators; all stoves, ovens, ranges, disposal units, dishwashers, water heaters, exhaust systems, refrigerators, cabinets and partitions; all rugs, attached floor coverings, curtains, rods, draperies, and carpets; all building materials, tools, shades, awnings, blinds, screens, storm doors and windows; and all other general intangibles, inventory, contract rights, accounts receivable, chattel paper, documents and business records, of every kind, including, without limitation, any and all licenses, permits, franchises, trademarks, tradenames, service marks, or logos; any of which is, are or shall hereafter be located upon, attached, affixed to or used or useful, either directly or indirectly, in connection with the complete and comfortable use, occupancy and operation of the Real Property, Improvements and Appurtenances as a retail project, or any other business enterprise or operation as may hereafter be conducted upon or within said Real Property, Improvements and Appurtenances, as well as the proceeds thereof or therefrom regardless of form (hereinafter sometimes referred to as the "Fixtures and Personal Property", which term expressly excludes any toxic wastes or substances deemed hazardous under federal, state or local laws). Borrower hereby expressly grants to Lender a present security interest in and lien and encumbrance upon said Fixtures and Personal Property;

         TO HAVE AND TO HOLD the foregoing Property and the rights hereby granted for the use and benefit of Lender, its successors and assigns in fee simple forever;

         AND Borrower covenants and warrants with and to Lender that Borrower is indefeasibly seized of the Property and has good right, full power, and lawful authority to convey and encumber all of the same as aforesaid; that Borrower hereby fully warrants the title to the Property and will defend the same and the validity and priority of the lien and encumbrance of this Mortgage against the lawful claims of all persons whomsoever; and Borrower further warrants that the Property is free and clear of all liens and encumbrances of any kind, nature or description, save and except only (with respect to said Real Property, Improvements and Appurtenances) for real property taxes for years subsequent to 1998 (which are not yet due and payable) and those matters set forth in the title insurance policy issued to Lender insuring the first lien priority of this Mortgage (hereinafter referred to as the "Permitted Exceptions");

         PROVIDED ALWAYS, however, that if Borrower shall pay unto Lender the indebtedness evidenced by the Note, and if Borrower shall duly, promptly and fully perform, discharge, execute, effect, complete and comply with and abide by each and every one of the agreements, conditions and covenants of the Note, this Mortgage and all other documents and instruments executed as further evidence of or as security for the indebtedness secured hereby, then this Mortgage and the estates and interests hereby granted and created shall cease, terminate and be null and void, and shall be discharged of record at the expense of Borrower, which expense Borrower agrees to pay;

         AND Borrower, for the benefit of Lender, and its successors and assigns, does hereby expressly covenant and agree:

         1. Payment of Principal and Interest. To pay the principal of the indebtedness evidenced by the Note, together with all interest thereon, in accordance with the terms of the Note, promptly at the times, at the place and in the manner that said principal and interest shall become due, and to promptly and punctually pay all other sums required to be paid by Borrower pursuant to the terms of the Note, this Mortgage, and all other documents and instruments executed as further evidence of, as additional security for or in connection with the indebtedness evidenced by the Note and secured by this Mortgage (hereinafter together referred to as the "Loan Documents").

         2. Performance of Other Obligations. To perform, comply with and abide by each and every one of the covenants, agreements and conditions contained and set forth in the Note, this Mortgage and the other Loan Documents and to comply with all laws, ordinances, rules, regulations and orders of governmental authorities now or hereafter affecting the Property or requiring any alterations or improvements to be made thereon, and perform all of its obligations under any covenant, condition, restriction or agreement affecting the Property and to insure that at all times the Property constitutes one or more legal lots capable of being conveyed without violation of any applicable subdivision or platting laws, ordinances, rules or regulations, or other laws relating to the division or separation of real property.

         3. Preservation and Maintenance of Property; Accessibility; Hazardous Waste. To keep all Improvements now existing or hereafter erected on the Real Property in good order and repair and not to do or permit waste, impairment or deterioration thereof or thereon, nor to alter, remove or demolish any of said Improvements or any Fixtures or Personal Property attached or appertaining thereto, without the prior written consent of Lender, nor to initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof, nor to do or permit any other act whereby the Property shall become less valuable, be used for purposes contrary to applicable law or used in any manner which will increase the premium for or result in a termination or cancellation of the insurance hereinafter required to be kept and maintained on the Property. In furtherance of, and not by way of limitation upon, the foregoing covenant, Borrower shall effect such repairs as Lender may reasonably require, and from time to time make all needful and proper replacements so that the Improvements, Appurtenances, Fixtures and Personal Property will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed.

         Borrower at all times shall maintain the Property in full compliance with all applicable federal, state or municipal laws, ordinances, rules and regulations currently in existence or hereinafter enacted or rendered governing accessibility for the disabled or handicapped, including, but not limited to, The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988, The Americans with Disabilities Act, The Florida Accessibility Code and The Florida Americans With Disabilities Accessibility Implementation Act, and all regulations and guidelines promulgated under any of the foregoing, as the same may be amended from time to time (collectively the "Accessibility Laws"). Pursuant to the terms of a separate Accessibility Indemnity Agreement of even date herewith executed by Borrower to and in favor of Lender (the "Accessibility Indemnity Agreement"), Borrower agrees to indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by or asserted against Lender arising, either directly or indirectly, out of any noncompliance of the Property with any Accessibility Laws or any claimed breach or violation thereof by Borrower or the Property, regardless of whether or not caused by, or within the control of, Borrower. The indemnification agreement of Borrower contained in the foregoing sentence and in the Accessibility Indemnity Agreement shall survive repayment of the Note and satisfaction of this Mortgage, except as otherwise provided in subparagraph (11) in the Exculpation section of the Note.

         Borrower at all times shall keep the Property and ground water of the Property free of Hazardous Materials (as defined in that certain Hazardous Materials Indemnity Agreement of even date herewith executed by Borrower to and in favor of Lender (the "Hazardous Materials Indemnity Agreement")). Borrower shall not permit its tenants or any third party requiring the consent of Borrower to enter the Property, to use, generate, manufacture, store, release, threaten release, or dispose of Hazardous Materials in, on or about the Property or the ground water of the Property in violation of any federal, state or municipal law, decision, statute, rule, ordinance or regulation currently in existence or hereinafter enacted or rendered. Borrower shall give Lender prompt written notice of any claim by any person, entity, or governmental agency that a significant release or disposal of Hazardous Materials has occurred on the Property and shall remove same in compliance with the terms and conditions of the Hazardous Materials Indemnity Agreement.

         Notwithstanding anything to the contrary herein contained, Borrower shall not be required to remove Hazardous Materials from the Property provided that either (i) the Property is in compliance with all Hazardous Materials Laws, or (ii) Borrower has received a written waiver or variance from such Hazardous Materials Laws with respect to the Property from the federal, state or local governmental agency having jurisdiction over the Property.

         Pursuant to the terms of the Hazardous Materials Indemnity Agreement, Borrower agrees to indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Lender for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Property of any Hazardous Materials (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Hazardous Materials Laws) regardless of whether or not caused by, or within the control of, Borrower.

         Lender, and/or its agents, shall, subject to the rights of tenants under Leases approved by Lender, have the right and shall be permitted, but shall not be required, at all reasonable times, to enter upon and inspect the Property to insure compliance with the foregoing covenants and any and all other covenants, agreements and conditions set forth in this Mortgage. The Hazardous Materials Indemnity Agreement, the provisions of this Paragraph 3 and similar provisions in this Mortgage and the other Loan Documents concerning Hazardous Materials shall survive repayment of the Note and satisfaction of this Mortgage; provided, however, that such liability shall not survive the repayment and satisfaction of the Note, Mortgage and other Loan Documents if contemporaneously with such repayment and satisfaction Borrower furnishes Lender with an environmental assessment report acceptable to Lender reflecting that the Property is free from Hazardous Materials and not in violation of Hazardous Materials Laws (as defined in the Hazardous Materials Indemnity Agreement); and provided further that Borrower shall not be liable by way of indemnification with respect to Hazardous Materials as provided herein or in the Hazardous Materials Indemnity Agreement if the Property becomes contaminated subsequent to Lender's acquisition of title to the Property by foreclosure of this Mortgage or acceptance of a deed in lieu thereof or subsequent to any transfer of title to all (but not less than all) of the Property by means of a transfer approved by Lender pursuant to this Mortgage, provided that such transferee assumes in writing all obligations of Borrower with respect to Hazardous Materials pursuant to this Mortgage and the Hazardous Materials Indemnity Agreement. The burden of proof under the preceding sentence with regard to establishing the date upon which any Hazardous Materials were placed or appeared in, on or under the Property shall be upon Borrower.

         For purposes of this Paragraph 3, Borrower shall be construed to include each general partner of Borrower.

         4. Payment of Taxes, Assessments and Other Charges. To pay or cause to be paid all and singular such taxes, assessments and public charges as already levied or assessed or that may be hereafter levied or assessed upon or against the Property, when the same shall become due and payable according to law, before the same become delinquent, and before any interest or penalty shall attach thereto, and to deliver official receipts evidencing the payment of the same to Lender not later than thirty (30) days following the payment of the same. Borrower shall have the right to contest, in good faith, the proposed assessment of ad valorem taxes or special assessments by governmental authorities having jurisdiction over the Property; provided, however, Borrower shall give written notice thereof to Lender and Lender may, in its sole discretion, require Borrower to post a bond or other collateral satisfactory to Lender in connection with any such action by Borrower.

         5. Payment of Liens, Charges and Encumbrances. To immediately pay and discharge from time to time when the same shall become due all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien, charge or encumbrance upon the Property or any part thereof, or on the rents, issues, income, revenues, profits and proceeds arising therefrom and, in general, to do or cause to be done everything necessary so that the lien of this Mortgage shall be fully preserved at the cost of Borrower, without expense to Lender. Borrower shall have the right to contest, in good faith, and in accordance with applicable laws and procedures, mechanics' and materialmen's liens filed against the Property; provided however, that Borrower shall give written notice thereof to Lender, and Lender may, at its sole option, require Borrower to post a bond or other collateral satisfactory to Lender (and the title insurance company insuring the Mortgage) in connection with any such action by Borrower.

         6. Payment of Junior Encumbrances. To permit no default or delinquency under any other lien, imposition, charge or encumbrance against the Property, even though junior and inferior to the lien of this Mortgage; provided however, the foregoing shall not be construed to permit any other lien or encumbrance against the Property.

         7. Payment of Mortgage Taxes. To pay any and all taxes which may be levied or assessed directly or indirectly upon the Note and this Mortgage (except for income taxes payable by Lender) or the debt secured hereby, without regard to any law which may be hereafter enacted imposing payment of the whole or any part thereof upon Lender, its successors or assigns. Upon violation of this agreement to pay such taxes levied or assessed upon the Note and this Mortgage, or upon the rendering by any court of competent jurisdiction of a decision that such an agreement by Borrower is legally inoperative, or if any court of competent jurisdiction shall render a decision that the rate of said tax when added to the rate of interest provided for in the Note exceeds the then maximum rate of interest allowed by law, then, and in any such event, the debt hereby secured shall, at the option of Lender, its successors or assigns, become immediately due and payable, anything contained in this Mortgage or in the Note secured hereby notwithstanding, without the imposition of a Prepayment Premium (as defined in the Note). The additional amounts which may become due and payable hereunder shall be part of the debt secured by this Mortgage.

         8. Hazard Insurance. To continuously, during the term hereof, keep the Improvements and the Fixtures and Personal Property now or hereafter existing, erected, installed and located in or upon the Real Property insured, with extended coverage, against loss or damage resulting from fire, windstorm, flood, sinkhole and such other hazards, casualties, contingencies and perils including, without limitation, other risks insured against by persons operating like properties in the locality of the Property, or otherwise deemed necessary by Lender, on such forms as may be required by Lender, covering the Property in the amount of the full replacement cost thereof, less excavating and foundation costs (provided, however, in no case shall the amount of insurance be less than the difference between the amount of the Note and eighty percent (80%) of the appraised value of the Real Property) covering all loss or abatement of rental or other income without a provision for co-insurance in an amount equal to the scheduled rental income from the Property for at least twelve (12) months or, if applicable, business interruption insurance in an amount sufficient to pay debt service on the Note, operating expenses, taxes and insurance on the Property for a period of twelve (12) months, and covering loss by flood (if the Property lies in a specified Flood Hazard Area as designated on the Department of Housing and Urban Development Maps, or other flood prone designation) in an amount equal to the outstanding principal balance of the indebtedness secured hereby or such other amount as approved by Lender. All such insurance shall be carried with a company or companies acceptable to Lender, which company or companies shall have a rating at the time this Mortgage is executed and during the entire term of the Note equivalent to at least A:VIII as shown in the most recent Best's Key Rating Guide, and the original policy or policies and renewals thereof (or, at the sole option of Lender, duplicate originals or certified copies thereof), together with receipts evidencing payment of the premium therefor, shall be deposited with, held by and are hereby assigned to Lender as additional security for the indebtedness secured hereby. Each such policy of insurance shall contain a non-contributing loss payable clause in favor of and in form acceptable to Lender and shall provide for not less than thirty (30) days prior written notice to Lender of any intent to modify, cancel or terminate such policies of insurance. If the insurance required under this Paragraph 8 or any portion thereof is maintained pursuant to a blanket policy, Borrower shall furnish to Lender a certified copy of such policy, together with an original certificate indicating that Lender is an insured under such policy in regard to the Property and showing the amount of coverage apportioned to the Property which coverage shall be in an amount sufficient to satisfy the requirements hereof. Not less than fifteen (15) days prior to the expiration dates of each policy required of Borrower hereunder, Borrower will deliver to Lender a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment and renewal satisfactory to Lender; and in the event of foreclosure of this Mortgage, any purchaser or purchasers of the Property shall succeed to all rights of Borrower, including any rights to unearned premiums, in and to all insurance policies assigned and delivered to Lender pursuant to the provisions of this Paragraph 8. Notwithstanding the foregoing, to the extent that any Major Tenant (as hereinafter defined) elects to self insure, such self-insurance will be accepted by Lender provided that (a) the Major Tenant maintains a minimum net worth of $100 million, as evidenced by the financial statement provided pursuant to Paragraph 12, (b) the Major Tenant provides written verification of such self-insurance and (c) the Major Tenant Lease (as hereinafter defined) is approved by Lender.

         In the event of loss by reason of hazards, casualties, contingencies and perils for which insurance has been required by Lender hereunder, Borrower shall give immediate notice thereof to Lender, and Lender is hereby irrevocably appointed as attorney-in-fact coupled with an interest, for Lender to, at its option, make proof of loss if not made promptly by Borrower, and each insurance company concerned is hereby notified, authorized and directed to make payment for such loss directly to Lender, instead of to Borrower and Lender jointly, and Borrower hereby authorizes Lender to adjust and compromise any losses for which insurance proceeds are payable under any of the aforesaid insurance policies and, after deducting the costs of collection, to apply the proceeds of such insurance, at its option, as follows: (a) to the restoration or repair of the insured Improvements, Fixtures and Personal Property, provided that, in the opinion and sole discretion of Lender, such restoration or repair is reasonably practical and, provided further, that, in the opinion and sole discretion of Lender, either:
(i) the insurance proceeds so collected are sufficient to cover the cost of such restoration or repair of the damage or destruction with respect to which such proceeds were paid, or (ii) the insurance proceeds so collected are not sufficient alone to cover the cost of such restoration or repair, but are sufficient therefor when taken together with funds provided and made available by Borrower from other sources; in which event Lender shall make such insurance proceeds available to Borrower for the purpose of effecting such restoration or repair; but Lender shall not be obligated to see to the proper application of such insurance proceeds nor shall the amount of funds so released or used be deemed to be payment of or on account of the indebtedness secured hereby, or (b) to the reduction of the indebtedness secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable or that said indebtedness is otherwise adequately secured, in which event such proceeds shall be applied at par against the indebtedness secured hereby and the monthly payment due on account of such indebtedness shall be reduced accordingly. None of such actions taken by Lender shall be deemed to be or result in a waiver or impairment of any equity, lien or right of Lender under and by virtue of this Mortgage, nor will the application of such insurance proceeds to the reduction of the indebtedness serve to cure any default in the payment thereof. In the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the indebtedness secured hereby, all right, title and interest of Borrower in and to any insurance policies then in force and insurance proceeds then payable shall pass to the purchaser or grantee.

         In the case of Borrower's failure to keep the Property so insured, Lender or its assigns may, at its option (but shall not be required to) obtain such insurance at Borrower's expense.

         Notwithstanding anything set forth in this Paragraph 8 to the contrary, in the event of loss or damage to the Property by fire or other casualty for which insurance has been required by Lender and provided by Borrower, and the amount of such loss or damage does not exceed fifty percent (50%) of the outstanding principal balance of the Note, then Lender hereby agrees to allow the proceeds of insurance to be used for the restoration of the Property and to release such insurance proceeds to Borrower as such restoration progresses, provided:

         a. Borrower is not in default under any of the terms, covenants and conditions of this Mortgage, the Note or any of the Loan Documents evidencing or securing the Note;

         b. The Property, after such restoration, will be at least eighty percent (80%) leased pursuant to leases approved in writing by Lender;

         c. The plans and specifications for the restoration of the Property are approved in writing by Lender;

         d. At all times during such restoration, Borrower has deposited with Lender funds which, when added to such insurance proceeds, are sufficient to complete the restoration of the Property in accordance with the approved plans and specifications and all applicable building code and zoning ordinances and regulations, and further, that the sufficiency of such funds is certified to Lender by Lender's inspecting architect/engineer;

         e. Borrower provides completion, payment and performance bonds and builders' all risk insurance for such restoration in form and amount acceptable to Lender;

         f. The insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against Lender, Borrower or any tenant of the Property;

         g. The insurance proceeds held by Lender shall be disbursed no more often than once per month and in not more than five (5) increments of not less than FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) each (except the final disbursement of such proceeds which may be in an amount less than $50,000.00). Lender's obligation to make any such disbursement shall be conditioned upon Lender's receipt of written certification from Lender's inspecting architect/engineer that all construction and work for which such disbursement is requested has been completed in accordance with the approved plans and specifications and all applicable building codes, zoning ordinances and all other applicable federal, state or local laws, ordinances or regulations, and, further, that Borrower has deposited with Lender sufficient funds to complete such restoration in accordance with subparagraph (d) above;

         h. Lender shall have the option, upon the completion of such restoration of the Property, to apply any surplus insurance proceeds remaining after the completion of such restoration, at par, to the reduction of the indebtedness secured by this Mortgage, notwithstanding the fact that the amount owing thereon may not then be due and payable or that said indebtedness may otherwise be adequately secured; and

         i. Lender shall be entitled to require and to impose such other conditions to the release of such insurance proceeds for restoration of the Property as would be customarily or reasonably required and imposed by a construction lender for a project of similar nature and cost.

         Further notwithstanding anything set forth in this Paragraph 8 to the contrary, in the event of loss or damage to the Property by fire or other casualty for which insurance has been required by Lender and provided by Borrower (or for which a Major Tenant has been permitted to self insure), Lender agrees that, so long as Borrower is not then in default under the terms of this Mortgage, the Note or any of the other Loan Documents, the insurance proceeds or the proceeds of self-insurance, as applicable, shall, subject to the conditions contained in Subparagraphs 8(c) through 8(i) hereinabove, be made available by Lender for the restoration of premises leased by a Major Tenant, to the extent such restoration is required under such Major Tenant Lease.

         9. Liability Insurance. To carry and maintain such comprehensive general liability insurance as may from time to time be required by Lender on forms, in amounts and with such company or companies as may be acceptable to Lender, taking into account the type and nature of the Property and the business being operated thereon, and the corresponding liability exposure. All such comprehensive general liability insurance shall be carried with a company or companies which have a current rating equivalent to at least A:VIII as shown in Best's Key Rating Guide. Such policy or policies of insurance shall name Lender as an additional insured and shall provide for not less than thirty (30) days' prior written notice to Lender of modification, cancellation, termination or expiration of such policy or policies of insurance. Not less than fifteen (15) days prior to the expiration dates of such policy or policies, Borrower will deliver to Lender a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment and renewal satisfactory to Lender. The original policy or policies and all renewals thereof (or, at the sole option of Lender, duplicate originals or certified copies thereof), together with receipts evidencing payment of the premium therefor, shall be deposited with, held by and are hereby assigned to Lender as additional security for the indebtedness secured hereby. If the insurance required under this Paragraph 9 or any portion thereof is maintained pursuant to a blanket policy, Borrower shall furnish to Lender a certified copy of such policy, together with an original certificate indicating that Lender is an insured under such policy in regard to the Property and showing the amount of coverage apportioned to the Property which coverage shall be in an amount sufficient to satisfy the requirements hereof.

         10. Compliance With Laws. To observe, abide by and comply with all statutes, ordinances, laws, orders, requirements or decrees relating to the Property enacted, promulgated or issued by any federal, state, county or municipal authority or any agency or subdivision thereof having jurisdiction over Borrower or the Property, and to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning, variances, special exceptions and nonconforming uses), privileges, franchises and concessions which are applicable to the Property or which have been granted to or contracted for by Borrower in connection with any existing, presently contemplated or future use of the Property.

         11. Maintenance of Permits. To obtain, keep and constantly maintain in full force and effect during the entire term of this Mortgage, all certificates, licenses and permits necessary to keep the Property operating as a retail project and, except as specifically provided for in this Mortgage, not to assign, transfer or in any manner change such certificates, licenses or permits without first receiving the written consent of Lender.

         12. Obligations of Borrower as Lessor. To perform every obligation of Borrower (as the lessor) and enforce every obligation of the lessee in any and every lease or other occupancy agreement of or affecting the Property or any part thereof (hereinafter referred to as the "Occupancy Leases"), and not to modify, alter, waive, or cancel any such Occupancy Leases or any part thereof, nor collect for more than thirty (30) days in advance any rents that may be collectible under any such Occupancy Leases and, except as provided for in this Mortgage, not to assign any such lease or Occupancy Lease or any such rents to any party other than Lender, without the prior written consent of Lender; provided, however, that the consent of Lender shall not be required for any such actions undertaken by Borrower in the ordinary course of its business with respect to tenants occupying less than three thousand (3,000) square feet in the Improvements. In the event of default under any such Occupancy Lease by reason of failure of the Borrower to keep or perform one or more of the covenants, agreements or conditions thereof, Lender is hereby authorized and empowered, and may, at its sole option, but without obligation to do so, remedy, remove or cure any such default, and further, Lender may, at its sole option and in its sole discretion, pay any sum of money deemed necessary by it for the performance of said covenants, agreements and conditions, or for the curing or removal of any such default, and incur all expenses and obligations which it may consider necessary or reasonable in connection therewith, and Borrower shall repay on demand all such sums so paid or advanced by Lender together with interest thereon until paid at the lesser of either (i) the highest rate then allowed by the laws of the State of Florida, or, if controlling, the laws of the United States, or
(ii) the then applicable interest rate on the Note plus five percent (5%) per annum; all of such sums, if unpaid, shall be added to and become part of the indebtedness secured hereby. All such Occupancy Leases hereafter made shall be subject to the approval of Lender and (a) shall be at competitive market rental rates then prevailing in the geographic area for retail projects comparable to the Property, (b) shall have lease terms of not less than three
(3) years, and (c) at Lender's option, shall be superior or subordinate in all respects to the lien of this Mortgage. Pro vided, however, that Lender shall not require approval in advance of any Occupancy Leases which conform to the Borrower's Form Lease (as hereinafter defined) as previously approved by Lender except as set forth below. Neither the right nor the exercise of the right herein granted unto Lender to keep or perform any such covenants, agreements or conditions as aforesaid shall preclude Lender from exercising its option to cause the whole indebtedness secured hereby to become immediately due and payable by reason of Borrower's default in keeping or performing any such covenants, agreements or conditions as hereinabove required.

         Lender has heretofore approved a form of Occupancy Lease to be used by Borrower in connection with the Property (hereinafter referred to as the "Form Lease"). Borrower shall not, with out the prior written consent of Lender, modify or alter the Form Lease in any material respect. In addition, Borrower shall not, without the prior written consent of Lender, surrender or terminate, either orally or in writing, any Occupancy Lease now existing or hereafter made with any Major Tenant (as hereinafter defined) for all or part of the Property, permit an assignment or sublease of any such Occupancy Lease, or request or consent to the subordination of any Occupancy Lease to any lien subordinate to this Mortgage. Borrower shall furnish Lender with copies of all executed Occupancy Leases of all or any part of the Property now existing or hereafter made, and Borrower shall assign to Lender (which assignment shall be in form and content acceptable to Lender), as additional security for the Note, all Occupancy Leases now existing or hereafter made for all or any part of the Property.

         Notwithstanding the foregoing approval by Lender of Borrower's Form Lease, Lender hereby specifically reserves the right to approve all prospective tenants under all Occupancy Leases hereafter proposed to be made if: (i) the term thereof, excluding options to renew the same, exceeds five
(5) years, or (ii) the net rentable area to be occupied thereunder, including expansion options, exceeds ten percent (10%) of the net leasable area of the Improvements (the tenants under such leases being hereinafter referred to as "Major Tenants"). Borrower shall notify Lender in writing of all prospective Major Tenants and shall deliver to Lender, at Borrower's sole cost and expense, a copy of the prospective Major Tenant's current financial statement and the most recent Dun & Bradstreet credit report on said prospective Major Tenant. Said financial statement shall be certified as true and correct by the Major Tenant, or, if available, by a certified public accountant.

         13. Maintenance of Parking and Access; Prohibition Against Alteration. To construct, keep and constantly maintain, as the case may be, all curbs, drives, parking areas and the number of parking spaces heretofore approved by Lender or heretofore or hereafter required by any governmental body, agency or authority having jurisdiction over Borrower or the Property; and not to alter, erect, build or construct upon any portion of the Property, any building or structure of any kind whatsoever, the erection, building or construction of which has not been previously approved by Lender in writing, which approval shall be at the sole discretion of Lender.

         14. Execution of Additional Documents. To do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers, assurances and other instruments, including security agreements and financing statements, as Lender shall from time to time require for the purpose of better assuring, conveying, assigning, transferring and confirming unto Lender the Property and rights hereby encumbered, created, conveyed, assigned or intended now or hereafter so to be encumbered, created, conveyed or assigned or which Borrower may now be or may hereafter become bound to encumber, create, convey, or assign to Lender, or for the purpose of carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and to pay all filing, registration or recording fees and all taxes, costs and other expenses, including Reasonable Attorneys' Fees (as defined in Paragraph 40), incident to the preparation, execution, acknowledgment, delivery and recordation of any of the same.

         15. After-Acquired Property Secured. It is understood and agreed that all right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Property hereinabove described, hereafter acquired by or released to Borrower, or constructed, assembled or placed by Borrower on the Real Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, encumbrance, conveyance, assignment or other act by Borrower, shall become subject to the lien of this Mortgage as fully and completely and with the same effect as though now owned by Borrower and specifically described herein, but at any and all times Borrower will execute and deliver to Lender any and all such further assurances, mortgages, conveyances, or assignments thereof or security interests therein as Lender may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

         16. Payments by Lender on Behalf of Borrower. Should Borrower fail to make payment of any taxes, assessments or public charges on or with respect to the Property before the same shall become delinquent, or shall fail to make payment of any insurance premiums or other charges, impositions, or liens herein or elsewhere required to be paid by Borrower, then Lender, at its sole option, but without obligation to do so, may make payment or payments of the same and also may redeem the Property from tax sale without any obligation to inquire into the validity of such taxes, assessments and tax sales. In the case of any such payment by Lender, Borrower agrees to reimburse Lender, upon demand therefor, the amount of such payment and of any fees and expenses attendant in making the same, together with interest thereon at the lesser of either (i) the highest rate then allowable by the laws of the State of Florida or, if controlling, the laws of the United States, or (ii) the then applicable interest rate of the Note plus five percent (5%) per annum; and until paid such amounts and interest shall be added to and become part of the debt secured hereby to the same extent that this Mortgage secures the repayment of the indebtedness evidenced by the Note. In making payments hereby authorized by the provisions of this Paragraph 16, Lender may do so whenever, in its sole judgment and discretion, such advance or advances are necessary or desirable to protect the full security intended to be afforded by this instrument. Neither the right nor the exercise of the right herein granted unto Lender to make any such payments as aforesaid shall preclude Lender from exercising its option to cause the whole indebtedness secured hereby to become immediately due and payable by reason of Borrower's default in making such payments as hereinabove required.

         17. Funds Held by Lender for Taxes, Insurance and Other Charges. In order to more fully protect the security of this Mortgage, Borrower shall deposit with Lender, together with and in addition to each monthly payment due on account of the indebtedness evidenced by the Note, an amount equal to one-twelfth (1/12) of the annual total of such taxes, insurance and other charges (all as estimated by Lender in its sole discretion) so that, at least thirty (30) days prior to the due date thereof, Lender shall be able to pay in full all such taxes, insurance and other charges as the same shall become due, and Lender may hold the sums so deposited without interest and commingled with its general funds and apply the same to the payment of said taxes, insurance or other charges as they become due and payable. If at any time the funds so held by Lender are insufficient to pay such insurance or other charges as they become due and payable Borrower shall immediately, upon notice and demand by Lender, deposit with Lender the amount of such deficiency, and the failure on the part of Borrower to do so shall entitle Lender, at its sole option, to make such payments in accordance with its right and pursuant to the conditions elsewhere provided in this Mortgage. Whenever any default exists under this Mortgage, Lender may, at its sole option but without an obligation so to do, apply any funds so held by it pursuant to this Paragraph 17 toward the payment of the indebtedness secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable or that said indebtedness may otherwise be adequately secured, in such order and manner of application as Lender may elect.

         18. Condemnation; Eminent Domain. All awards and other compensation heretofore or hereafter made to Borrower and all subsequent owners of the Property in any taking by eminent domain or recovery for inverse condemnation, either permanent or temporary, of all or any part of the Property or any easement or any appurtenance thereto, including severance and consequential damages and change in grade of any street, are hereby assigned to Lender, and Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers such attorney, at the option of said attorney, on behalf of Borrower, its successors and assigns, to adjust or compromise the claim for any such award and alone to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and, after deducting any expenses of collection, at its sole option:

         (i) To apply the net proceeds as a credit upon any portion of the indebtedness secured hereby, as selected by Lender, notwithstanding the fact that the amount owing thereon may not then be due and payable or that the indebtedness is otherwise adequately secured. In the event Lender applies such awards to the reduction of the outstanding indebtedness evidenced by the Note, such proceeds shall be applied at par and the monthly installments due and payable under the Note shall be reduced accordingly; however no such application shall serve to cure an existing default in the payment of the Note; or

        (ii) To hold said proceeds without any allowance of interest and make the same available for restoration or rebuilding the Property. In the event that Lender elects to make said proceeds available to reimburse Borrower for the cost of the restoration or rebuilding of the building(s) or other Improvements on the Property, such proceeds shall be made available in the manner and under the conditions that Lender may require as provided under Paragraph 8 hereof. If the proceeds are made available by Lender to reimburse Borrower for the cost of said restoration or rebuilding, any surplus which may remain out of said award after payment of such cost of restoration or rebuilding shall be applied on account of the indebtedness secured hereby at par, notwithstanding the fact that the amount due and owing thereon may not then be due and payable or that said indebtedness may otherwise be adequately secured.

         Borrower further covenants and agrees to give Lender immediate notice of the actual or threatened commencement of any proceedings under eminent domain and to deliver to Lender copies of any and all papers served in connection with any proceedings. Borrower further covenants and agrees to make, execute and deliver to Lender, at any time or times, upon request, free, clear and discharged of any encumbrance of any kind whatsoever, any and all further assignments and/or other instruments deemed necessary by Lender for the purpose of validly and sufficiently assigning all such awards and other compensation heretofore or hereafter made to Lender (including the assignment of any award from the United States government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof).

         If any part of any of the Improvements situated on the Property shall be condemned by any governmental authority having jurisdiction, or if lands constituting a portion of the Property shall be condemned by any governmental authority having jurisdiction, such that the Property is in violation of applicable parking, zoning, platting or other ordinances, or fails to comply with the terms of any Major Tenant Occupancy Leases, then in any such event, at the election of Lender, the whole of the indebtedness hereby secured shall become immediately due and payable at par (i.e., without Prepayment Premium) and Lender shall be entitled to exercise any or all remedies provided or referenced in this Mortgage.

         19. Costs of Collection. In the event that the Note secured hereby is placed in the hands of an attorney for collection, or in the event that Lender shall become a party either as plaintiff or as defendant, in any action, suit, appeal or legal proceeding (including, without limitation, foreclosure, condemnation, bankruptcy or administrative proceedings or any proceeding wherein proof of claim is by law required to be filed), hearing, motion or application before any court or administrative body in relation to the Property or the lien and security interest granted or created hereby or herein, or for the recovery or protection of said indebtedness or the Property, or for the foreclosure of this Mortgage, Borrower shall save and hold Lender harmless from and against any and all costs and expenses incurred by Lender on account thereof, including, but not limited to, Reasonable Attorneys' Fees, title searches and abstract and survey charges, at all trial and appellate levels, and Borrower shall repay, on demand, all such costs and expenses, together with interest thereon until paid at the lesser of either
(i) the highest rate then allowed by the laws of the State of Florida or, if controlling, the laws of the United States, or (ii) the then applicable rate of interest of the Note plus five percent (5%) per annum; all of which sums, if unpaid, shall be added to and become a part of the indebtedness secured hereby.

         20. Default Rate. Any sums not paid when due, whether maturing by lapse of time or by reason of acceleration under the provisions of the Note or this Mortgage, and whether principal, interest or money owing for advancements pursuant to the terms of this Mortgage or any of the other Loan Documents, shall bear interest until paid at the lesser of either (i) the highest rate then allowed by the laws of the State of Florida or, if controlling, the laws of the United States, or (ii) the then applicable rate of interest of the Note plus five percent (5%) per annum, all of which sums shall be added to and become a part of the indebtedness secured hereby.

         21. Savings Clause; Severability. Notwithstanding any provisions in the Note or in this Mortgage to the contrary, the total liability for payments in the nature of interest including but not limited to Prepayment Premiums, default interest and late fees shall not exceed the limits imposed by the laws of the State of Florida or, if controlling, the United States of America relating to maximum allowable charges of interest. Lender shall not be entitled to receive, collect or apply, as interest on the indebtedness evidenced by the Note, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law. In the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to reduce the unpaid principal balance of the indebtedness evidenced by the Note. If the unpaid principal balance of such indebtedness is paid in full, any remaining excess shall be forthwith paid to Borrower. If any clauses or provisions herein contained shall operate or would prospectively operate to invalidate this Mortgage, then such clauses or provisions only shall be held for naught, as though not herein contained and the remainder of this Mortgage shall remain operative and in full force and effect.

         22. Bankruptcy, Reorganization or Assignment. It shall be a default hereunder if Borrower or any general partner of Borrower shall: (a) consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of Borrower's or any general partner of Borrower's assets, or (b) be adjudicated as bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due, or (c) make a general assignment for the benefit of creditors, or
(d) file a petition under or take advantage of any insolvency law, or (e) file an answer admitting the material allegations of a petition filed against Borrower in any bankruptcy, reorganization or insolvency proceeding or fail to cause the dismissal of such petition within thirty (30) days after the filing of said petition, or (f) take action for the purpose of effecting any of the foregoing, or (g) if any order, judgment or decree shall be entered upon an application of a creditor of Borrower or any general partner of Borrower by a court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of Borrower's or such general partner's assets and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) days.

         23. Time is of the Essence; Monetary and Non-Monetary Defaults. It is understood by Borrower that time is of the essence hereof in connection with all obligations of Borrower herein and in the Note, the Assignment (as defined in Paragraph 34) and in any of the other Loan Documents evidencing or securing the Note.

         If default be made in the payment of any installment of the Note, whether of principal or interest, or both, or in the payment of any other sums of money referred to herein or in the Note, promptly and fully when the same shall be due without notice or demand from Lender to Borrower in regard to such Monetary Default (as hereinafter defined), or in the event a breach or default be made by Borrower in any one of the agreements, conditions and covenants of the Note, this Mortgage, the Assignment, or any other Loan Documents, or in the event that each and every one of said agreements, conditions and covenants are not otherwise duly, promptly and fully discharged or performed, and any such Non-Monetary Default (as hereinafter defined) remains uncured for a period of thirty (30) days (or, if a period of time greater than thirty (30) days is reasonably necessary to cure such Non-Monetary Default, such greater period of time so long as Borrower commences to cure such Non-Monetary Default within said thirty (30) days and continues to prosecute the curing thereof to completion with due diligence, as determined in the sole discretion of Lender) after written notice thereof from Lender to Borrower has been delivered in the manner prescribed in Paragraph 41 hereof, then, upon the occurrence of any one of such events, Lender, at its sole option, may thereupon or thereafter declare the indebtedness evidenced by the Note, as well as all other monies secured hereby, including, without limitation, all Prepayment Premiums and late payment charges, to be forthwith due and payable, whereupon the principal of and the interest accrued on the indebted ness evidenced by the Note and all other sums secured by this Mortgage, at the option of Lender, shall immediately become due and payable as if all of said sums of money were originally stipulated to be paid on such day, and thereupon, Lender may avail itself of all rights and remedies provided by law and may prosecute a suit at law or in equity as if all monies secured hereby had matured prior to its institution, anything in this Mortgage or in the Note to the contrary notwithstanding. Lender shall have no obligation to give Borrower notice of, or any period to cure, any Monetary Default or any Incurable Default (as hereinafter defined) prior to exercising its right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby. Notwithstanding the foregoing, once per loan year, Borrower shall have a right to notice and a five (5) day period to cure a monetary default. This once per loan year right to notice and cure does not waive rights of Lender to any late payment charge contained in the Note.

         As used herein, the term "Monetary Default" shall mean any default which can be cured by the payment of money such as, but not limited to, the payment of principal and interest due under the Note and the payment of taxes, assessments and insurance premiums when due as provided in this Mortgage. As used herein, the term "Non-Monetary Default" shall mean any default which is not a Monetary Default or an Incurable Default. As used herein, the term "Incurable Default" shall mean (i) any voluntary or involuntary sale, assignment, mortgaging, encumbering or transfer in violation of the covenants contained herein; or (ii) if Borrower, or any person or entity comprising Borrower, should make an assignment for the benefit of creditors, become insolvent, or file a petition in bankruptcy (including but not limited to, a petition seeking a rearrangement or reorganization).

         Lender may institute an action to foreclose this Mortgage as to the amount so declared due and payable, and thereupon, the Property shall be sold according to law to satisfy and pay the same together with all costs, expenses and allowances thereof, including, without limitation, a reasonable fee for Lender's attorneys, at all trial and appellate levels. The Property may be sold in one parcel, several parcels or groups of parcels, and Lender shall be entitled to bid at the sale, and, if Lender is the highest bidder for the Property or any part or parts thereof, Lender shall be entitled to purchase the same. The failure or omission on the part of Lender to exercise the option for acceleration of maturity of the Note and foreclosure of this Mortgage following any default as aforesaid or to exercise any other option or remedy granted hereunder to Lender when entitled to do so in any one or more instances, or the acceptance by Lender of partial payment of the indebtedness secured hereby, whether before or subsequent to Borrower's default hereunder, shall not constitute a waiver of any such default or the right to exercise any such option or remedy, but such option or remedy shall remain continuously in force. Acceleration of maturity of the Note, once claimed hereunder by Lender, at the option of Lender, may be rescinded by written acknowledgment to that effect by Lender, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

         24. Protection of Lender's Security. At any time after default hereunder, Lender is authorized, without notice and in its sole discretion, to enter upon and take possession of the Property or any part thereof and to perform any acts which Lender deems necessary or proper to conserve the security herein intended to be provided by the Property, to operate any business or businesses conducted thereon and to collect and receive all rents, issues and profits thereof and therefrom, including those past due as well as those accruing thereafter.

         25. Appointment of Receiver. If, at any time after a default hereunder, in the sole discretion of Lender, a receivership may be necessary to protect the Property or its rents, issues, revenue, profits or proceeds, whether before or after maturity of the indebtedness secured hereby and whether before or at the time of or after the institution of suit to collect such indebtedness, or to enforce this Mortgage, Lender, as a matter of strict right and regardless of the value of the Property or the amounts due hereunder or secured hereby, or of the solvency of any party bound for the payment of such indebtedness, shall have the right, upon ex parte application and without notice to anyone, and by any court having jurisdiction, to the appointment of a receiver to take charge of, manage, preserve, protect and operate the Property, to collect the rents, issues, revenues, profits, proceeds and income thereof, to make all necessary and needful repairs, and to pay all taxes, assess ments and charges against the Property and all premiums for insurance thereon, and to do such other acts as may by such court be authorized and directed, and after payment of the expenses of the receivership and the management of the Property, to apply the net proceeds of such receivership in reduction of the indebtedness secured hereby or in such other manner as the said court shall direct, notwithstanding the fact that the amount owing thereon may not then be due and payable or the said indebtedness may otherwise be adequately secured. Such receivership shall, at the option of Lender, continue until full payment of all sums hereby secured or until title to the Property shall have passed by sale under this Mortgage. Borrower hereby specifically waives its right to object to the appointment of a receiver as aforesaid and hereby expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Lender.

         26. Rights and Remedies Cumulative; Forbearance Not a Waiver. The rights and remedies herein provided are cumulative and Lender, as the holder of the Note and of every other obligation secured hereby, may recover judgment thereon, issue execution therefor and resort to every other right or remedy available at law or in equity, without first exhausting any right or remedy available to Lender and without affecting or impairing the security of any right or remedy afforded hereby, and no enumeration of special rights or powers by any provisions hereof shall be construed to limit any grant of general rights or powers, or to take away or limit any and all rights granted to or vested in Lender by law, and Borrower further agrees that no delay or omission on the part of Lender to exercise any rights or powers accruing to it hereunder shall impair any such right or power or shall be construed to be a waiver of any such event of default hereunder or an acquiescence therein; and every right, power and remedy granted herein or by law to Lender may be exercised from time to time as often as may be deemed expedient by Lender.

         27. Modification Not an Impairment of Security. Lender, without notice and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior mortgages or other liens thereon, may release any part of the security described herein or may release any person or entity liable for any indebtedness secured hereby without in any way affecting the priority of this Mortgage, to the full extent of the indebtedness remaining unpaid hereunder, upon any part of the security not expressly released. Lender may, at its option and within its sole discretion, also agree with any party obligated on said indebtedness, or having any interest in the security described herein, to extend the time for payment of any part or all of the indebtedness secured hereby, and such agreement shall not, in any way, release or impair this Mortgage, but shall extend the same as against the title of all parties having any interest in said security, which interest is subject to this Mortgage.

         28. Property Management/Leasing. The exclusive manager of the Property shall be Borrower or such other manager as may be first approved in writing by Lender. The exclusive leasing agent of the Property, if other than the foregoing party, shall be first approved in writing by Lender. The governing management and leasing contracts (or in the absence of any such written contract, a letter so stating and further identifying the name of the person or entity charged with the responsibility for managing and/or leasing the Property) shall be satisfactory to and subject to the written approval of Lender throughout the term of the indebtedness secured hereby. Upon default in either of these requirements, then the whole of the indebtedness hereby secured shall, at the election of Lender, become immediately due and payable, together with any default premium and late payment charges required by the Note, and Lender shall be entitled to exercise any or all remedies provided or referenced in this Mortgage.

         29. Modification Not a Waiver. In the event Lender: (a) releases, as aforesaid, any part of the security described herein or any person or entity liable for any indebtedness secured hereby, or (b) grants an extension of time for the payment of the Note, or (c) takes other or additional security for the payment of the Note, or (d) waives or fails to exercise any rights granted herein or in the Note, or any other Loan Document, any said act or omission shall not release Borrower, subsequent purchasers of the Property or any part thereof, or makers, sureties, endorsers or guarantors of the Note, if any, from any obligation or any covenant of this Mortgage or of the Note or of any of the other Loan Documents, nor preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made, or any subsequent default.

             30. Transfer of Property or Controlling Interest in Borrower; Assumption. Except as set forth in Paragraph 36 (b) hereof, the sale, transfer, assignment or conveyance of all or any portion of the Property or the transfer, assignment or conveyance of a controlling interest in Borrower, whether voluntarily or by operation of law, without the prior written consent of Lender, shall constitute a default under the terms of this Mortgage and entitle Lender, at its sole option, to accelerate all sums due on the Note together with any Prepayment Premiums to the extent permitted by the laws of the State of Florida, late payment charges, or any other amounts secured hereby. Lender may, however, elect to waive the option to accelerate granted hereunder if, prior to any such sale, transfer, assignment or conveyance of the Property, the following conditions shall be fully satisfied: (a) Lender acknowledges in writing that, in its sole discretion, the creditworthiness of the proposed transferee and the ability and experience of the proposed transferee to operate the Property are satisfactory to Lender, and (b) Lender and the proposed transferee shall enter into an agreement in writing that (i) the interest payable on the indebtedness secured hereby shall be at such rate as Lender shall determine, (ii) the repayment schedule as set forth in the Note shall be modified by Lender, in its sole discretion, to initiate amortization or modify the existing amortization schedule in order to amortize the then remaining unpaid principal balance of the Note secured hereby over a period of time as determined by Lender in its sole discretion without a change in the maturity date of the Note, and (iii) the proposed transferee shall assume in writing all obligations of Borrower under the Note, this Mortgage and the other Loan Documents and an assumption fee to be determined by Lender may be charged by Lender in its sole discretion, (c) Lender shall receive for its review and approval copies of all transfer documents, and (d) Borrower or the transferee shall pay all costs and expenses in connection with such transfer and assumption, including, without limitation, all fees and expenses incurred by Lender. Borrower and any subsequent owner of the Property or any portion thereof shall do all things necessary to preserve and keep in full force and effect its and their existence, franchises, rights and privileges as a corporation or partnership, as the case may be, under the laws of the state of its formation and its right to own property and transact business in the State of Florida. It shall be a default hereunder if Borrower or any subsequent owner of the Property or any portion thereof shall amend, modify, transfer, assign or cancel the partnership agreement, certificate of partnership or articles of incorporation, as the case may be, of Borrower or such subsequent owner and, in the reasonable determination of Lender, such amendment, modification, transfer, assignment or cancellation shall have a material adverse effect on Lender, the Property or the security value thereof. Borrower or such subsequent owner shall provide Lender with copies of any amendment to its partnership agreement, certificate of partnership or articles of incorporation, as the case may be, no later than thirty (30) days after the effective date of such amendment so that Lender may, in its sole discretion, determine whether such amendment adversely affects Lender, the Property or the security value thereof. In the event the ownership of the Property, or any part thereof, shall become vested in a person or entity other than Borrower, whether with or without the prior written consent of Lender, Lender may, without notice to Borrower, deal with such successor or successors in interest with reference to the Property, this Mortgage and the Note secured hereby in the same manner and to the same extent as with Borrower without in any way vitiating or discharging Borrower's liability hereunder or under the Note. No sale, transfer or conveyance of the Property, no forbearance on the part of Lender and no extension of the time for the payment of the debt hereby secured given by Lender shall operate to release, discharge, modify, change, or affect the original liability of Borrower, either in whole or in part, unless expressly set forth in writing executed by Lender. Notwithstanding anything contained herein to the contrary, Borrower hereby waives any right it now has or may hereafter have to require Lender to prove an impairment of its security as a condition to exercise Lender's rights under this Paragraph 30.

         Notwithstanding anything contained in this Paragraph 30 to the contrary:

         A. As long as no default, or event which, with notice or the passage of time or both, could result in a default, has occurred hereunder or under the Note, Lender shall permit one
               (1) bona fide arm's length transfer of the Property to another borrowing entity without a change in loan terms; provided, however, that no such transfer shall be valid or permitted hereunder unless: (i) Lender receives at least sixty (60) days prior written notice of such proposed transfer, (ii) such proposed transferee has been approved in writing by Lender (taking into consideration such factors as transferee's creditworthiness, business experience, financial condition, and managerial capabilities), (iii) Lender is paid a transfer fee in the amount of (a) two percent (2%) of the outstanding principal balance of the Note (if such balance is less than THREE MILLION AND NO/100 DOLLARS ($3,000,000.00)), (b) one and one-half percent (1.5%) of the outstanding principal balance of the Note (if such balance is at least THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) but less than SIX MILLION AND NO/100 DOLLARS ($6,000,000.00)), or (c) one percent (1%) of the outstanding principal balance of the Note (if such balance is SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) or more); provided, however that nothing herein shall be deemed to obligate Lender to make any additional disbursements to Borrower hereunder, (iv) Borrower pays all fees and expenses incurred by Lender in connection with such transfer and assumption, including, without limitation, inspection and investigation fees, title insurance charges, documentary stamp taxes, recording fees, and Reasonable Attorneys' Fees (as hereinafter defined), (v) such proposed transferee assumes in writing all obligations of Borrower under the Note, this Mortgage and the other Loan Documents, with the same degree of liability as Borrower; and (vi) Lender approves the management agreement and the management company to be employed by the proposed transferee. This one time right to transfer shall apply to the Borrower named herein and not to any other owner of the Property.


         Any transfer of all or any portion of the Property which does not strictly comply with the terms and conditions of the foregoing shall be a default hereunder and shall entitle Lender to exercise all rights and remedies provided in this Mortgage.

         31. Further Encumbrance Prohibited; Subrogation. So long as the Note remains unpaid, Borrower shall neither voluntarily nor involuntarily permit the Property or any part thereof to become subject to any secondary lien, mortgage, security interest or encumbrance of any kind whatsoever without the prior written consent of Lender, and the imposition of any such secondary lien, mortgage, security interest or encumbrance shall constitute an event of default hereunder and entitle Lender, at its sole option, to declare all sums due on account of the Note to be and become immediately due and payable. In the event that Lender shall hereafter give its written consent to the imposition of any such secondary lien, mortgage, security interest or other encumbrance upon the Property, Lender, at its sole option, shall be entitled to accelerate the maturity of the indebtedness secured hereby and exercise any and all remedies provided and available to Lender hereunder in the event that the holder of any such secondary lien or encumbrance shall institute foreclosure or other proceedings to enforce the same; it being understood and agreed that a default under any instrument or document evidencing, securing or secured by any such secondary lien or encumbrance shall be and constitute an event of default hereunder. In the event all or any portion of the proceeds of the loan secured hereby are used for the purpose of retiring debt or debts secured by prior liens on the Property, Lender shall be subrogated to the rights and lien priority of the holder of the lien so discharged.

         32. Conveyance of Mineral Rights Prohibited. Borrower agrees that the making of any oil, gas or mineral lease or the sale or conveyance of any mineral interest or right to explore for minerals under, through or upon the Property would impair the value of the Property securing the Note, and that Borrower shall have no right, power or authority to lease the Property, or any part thereof, for oil, gas or other mineral purposes, or to grant, assign or convey any mineral interest of any nature, or the right to explore for oil, gas and other minerals, without first obtaining from Lender express written permission therefor, which permission shall not be valid until recorded among the Public Records of Polk County, Florida. Borrower further agrees that if Borrower shall make, execute, or enter into any such lease or attempt to grant any such mineral rights without such prior written permission of Lender, then Lender shall have the option, without notice, to declare the same to be a default hereunder and to declare the indebtedness hereby secured immediately due and payable. Whether or not Lender shall consent to such lease or grant of mineral rights, Lender shall receive the entire consideration to be paid for such lease or grant of mineral rights, with the same to be applied to the indebtedness hereby secured, notwithstanding the fact that the amount owing thereon may not be due and payable or the said indebtedness may be otherwise adequately secured; provided, however, that the acceptance of such consideration shall in no way impair the lien of this Mortgage on the Property.

         33. Estoppel Certification by Borrower. Borrower, upon request therefor made either personally or by mail, shall certify in writing to Lender (or any party designated by Lender) in form satisfactory to Lender the amount of principal and interest then outstanding under the terms of the Note and any other sums owing on account of this Mortgage or the other Loan Documents, and whether any offsets or defenses exist against the Mortgage debt. Such certification shall be made by Borrower within ten (10) days if the request is made personally, or within twenty (20) days if the request is made by mail.

         34. Cross-Default. The Note secured hereby is also secured by the terms, conditions and provisions of the Assignment of Leases, Rents and Profits from Borrower to Lender recorded among the Public Records of Polk County, Florida (hereinafter referred to as the "Assignment") and, additionally, may be secured by contracts or agreements of guaranty or other security instruments from Borrower to Lender. The terms, conditions and provisions of each such security instrument shall be considered a part hereof as fully as if set forth herein verbatim. Any default under this Mortgage or the Note or any of the other Loan Documents shall constitute an event of default under the aforesaid Assignment and any other security instruments, and any default under the Assignment or other security instruments shall likewise constitute a default hereunder and under the Note secured hereby. Notwithstanding the foregoing, the enforcement or attempted enforcement of this Mortgage or any other security instrument now or hereafter held by Lender shall not prejudice or in any manner affect the right of Lender to enforce any other Loan Document; it being understood and agreed that Lender shall be entitled to enforce this Mortgage and any other Loan Document now or hereafter held by it in such order and manner as Lender, in its sole discretion, shall determine.

         35. Examination of Borrower's Records. Borrower will maintain complete and accurate books and records showing in detail the income and expenses of the Property, and will permit Lender and its representatives to examine said books and records and all supporting vouchers and data during normal business hours and from time to time upon request by Lender, in such place as such books and records are customarily kept, and will furnish to Lender, within one hundred twenty (120) days after the close of each calendar year, annual statements (a balance sheet, income statement, certified rent roll, and current annual sales figures for all Major Tenants if required under their respective leases or otherwise available) for Borrower and the Property prepared in accordance with generally accepted accounting principles and certified by Borrower to be true and correct and showing in detail all income derived from and expenses incurred in connection with the ownership of the Property. In the event Borrower fails to provide such statements to Lender within the time prescribed above, Borrower shall pay Lender the sum of TWO HUNDRED AND 00/100 DOLLARS ($200.00) for each successive month for which statements are delinquent. In the event of default hereunder, Lender shall have the right to require that said financial statements be audited and certified by a certified public accountant acceptable to Lender, at the sole cost and expense of Borrower.

         36. Alteration, Removal and Change in Use of Property Prohibited. Except for alterations made by K Mart Corporation, a Michigan corporation (K
Mart) pursuant to that certain lease between K Mart and N. Lake Plaza, a Michigan partnership dated August 7, 1985, as assigned to Borrower dated by that certain Assignment and Assumption Agreement dated April 22, 1994, Borrower covenants and agrees to permit or suffer none of the following without the prior written consent of Lender:

         (a) Any structural alteration of, or addition to, the Improvements now or hereafter situated upon the Real Property or the addition of any new buildings or other structure(s) thereto; or

         (b) The removal, transfer, sale or lease of the Property, except that the renewal, replacement or substitution of fixtures, equipment, machinery, apparatus and articles of personal property (replacement or substituted items must be of like or better quality than the removed items in their original condition) encumbered hereby may be made in the normal course of business; or

         (c) The use of any of the Improvements now or hereafter situated on the Real Property for any purpose other than as a retail project and related facilities.

         37. Future Advances Secured. This Mortgage shall secure not only existing indebtedness, but also future advances, whether such advances are obligatory or to be made at the option of Lender, as are made within twenty
(20) years from the date hereof. Upon request of Borrower, and at Lender's option prior to release of this Mortgage, Lender may make future advances to Borrower. All future advances with interest thereon shall be secured by this Mortgage to the same extent as if such future advances were made on the date of the execution of this Mortgage unless the parties shall agree otherwise in writing, but the total secured indebtedness shall not exceed at any one time a maximum principal amount equal to double the face amount of the Note plus interest, and costs of collection including court costs and Reasonable Attorney's Fees. Any advances or disbursements made for the benefit or protection of or the payment of taxes, assessments, levies or insurance upon the Property, with interest on such disbursements as provided herein shall be added to the principal balance of the Note and collected as part thereof. The filing of any notice limiting the maximum amount that may be secured by this Mortgage pursuant to Florida Statutes Section 697.04 or otherwise shall be and constitute a default under this Mortgage.

         38. Effect of Security Agreement. Borrower does hereby grant and this Mortgage is and shall be deemed to create, grant, give and convey a mortgage of, a lien and encumbrance upon, and a present security interest in both real and personal property, including all improvements, goods, chattels, furniture, furnishings, fixtures, equipment, apparatus, appliances and other items of tangible or intangible personal property, hereinabove particularly or generally described and conveyed, whether now or hereafter affixed to, located upon, necessary for or used or useful, either directly or indirectly, in connection with the operation of the Property as a retail project, and this Mortgage shall also serve as a "security agreement" within the meaning of that term as used in the Uniform Commercial Code as adopted and in force from time to time in the State of Florida, and shall be operative and effective as a security agreement in addition to, and not in substitution for, any other security agreement executed by Borrower in connection with the Note secured hereby. Borrower agrees to and shall, upon the request of Lender, execute and deliver to Lender, in form and content satisfactory to Lender, such financing statements, descriptions of property and such further assurances as Lender, in its sole discretion, may from time to time consider necessary to create, perfect, continue and preserve the lien and encumbrances hereof and the security interest granted herein upon and in such real and personal property and fixtures described herein, including all buildings, improvements, goods, chattels, furniture, furnishings, fixtures, equipment, apparatus, appliances, and other items of tangible and intangible personal property herein specifically or generally described and intended to be the subject of the security interest, lien and encumbrance hereby created, granted and conveyed. Without the prior written consent of Lender, Borrower shall not create or suffer to be created, pursuant to the Uniform Commercial Code, any other security interest in such real and personal property and fixtures described herein. Upon the occurrence of a default hereunder or Borrower's breach of any other covenants or agreements between the parties entered into in conjunction herewith, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, the remedies provided for in this Mortgage. Lender, at the expense of Borrower, may or shall cause such statements, descriptions and assurances, as herein provided in this Paragraph 38, and this Mortgage to be recorded and re-recorded, filed and refiled, at such times and in such places as may be required or permitted by law to so create, perfect and preserve the lien and encumbrance hereof upon all of the Property.

         39. Terms of Commitment Survive Closing. The terms and provisions of the Application/Contract for Mortgage Loan between Lender and Borrower dated March 12, 1999, as accepted by Lender on March 17, 1999, and any subsequent amendments thereto (hereinafter referred to as the "Commitment") are incorporated herein by reference. All terms and conditions of the Commitment not expressly set forth in this Mortgage, the Note, and any of the other Loan Documents additionally securing the Note shall survive the closing hereof and remain in full force and effect. In the event any conflict exists between the terms, conditions and provisions of the Commitment and the Loan Documents, the terms, conditions and provisions of the Loan Documents shall prevail.

         40. Successors and Assigns; Terminology. The provisions hereof shall be binding upon Borrower, its successors and assigns, and inure to the benefit of Lender, its successors and assigns. Where more than one Borrower is named herein, the obligations and liabilities of said Borrower shall be joint and several. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Borrower" shall mean Borrower and/or any subsequent owner or owners of the Property, the word "Lender" shall mean Lender or any subsequent holder or holders of this Mortgage, the word "Note" shall mean Note(s) secured by this Mortgage, the word "person" shall mean an individual, trustee, trust, corporation, partnership or unincorporated association and the phrase "successors and assigns" includes the personal representatives and heirs of any individual. As used herein, the phrase "Reasonable Attorneys' Fees" shall mean fees charged by attorneys selected by Lender based upon such attorneys' then prevailing hourly rates as opposed to any statutory presumption specified by any statute then in effect in the State of Florida.

         41. Notices. All notices hereunder shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by nationally recognized overnight carrier, to the parties at the following addresses (or at such other addresses as shall be given in writing by any party to the others), and shall be deemed complete upon any such mailing:

         TO Borrower:     Agree Limited Partnership
                          31850 Northwestern Highway
                          Farmington Hills, Michigan 48334
                          Attention: Richard Agree

         TO Lender:       NATIONWIDE LIFE INSURANCE COMPANY
                          One Nationwide Plaza
                          Columbus, Ohio 43215-2220
                          Attention: Real Estate Investment
                                            Department, 34T

         42. Governing Law. This Mortgage is to be governed by and construed in accordance with the laws of the State of Florida and, if controlling, by the laws of the United States.

         43. Rights of Lender Cumulative. The rights of Lender arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the others; and no act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provisions, anything herein or otherwise to the contrary notwithstanding.

         44. Modifications. This Mortgage cannot be changed, altered, amended or modified except by an agreement in writing and in recordable form, executed by both Borrower and Lender.

         45. Exculpation. Notwithstanding anything contained herein to the contrary, the liability of Borrower is subject to the limited recourse provisions contained in the exculpation section of the Note, which are incorporated herein and made a part hereof by reference as if fully set forth herein.

         46. Full Recourse Notwithstanding any provisions in this Mortgage to the contrary including without limitation, the provisions set forth in the section captioned "Exculpation" hereinabove, Borrower and the general partners of Borrower shall be personally liable, jointly and severally, for the entire indebtedness secured by this Mortgage (including all principal, interest and other charges) in the event Borrower (i) violates the covenant governing the placing of subordinate financing on the Property as set forth in Paragraph 31 of this Mortgage, or (ii) violates the covenant restricting transfers of the Property or transfer of ownership interests in Borrower as set forth in Paragraph 30 of this Mortgage.

         47. Captions. The captions set forth at the beginning of the various paragraphs of this Mortgage are for convenience only and shall not be used to interpret or construe the provisions of this Mortgage.

                  IN WITNESS WHEREOF, Borrower has caused these presents to be executed as of the day and year first above written.

Signed, sealed and delivered
in the presence of:              AGREE LIMITED PARTNERSHIP, a
                                 Delaware limited partnership

                                 By: Agree Realty Corporation, a Maryland corporation, general partner

                                          By:  /s/ Richard Agree
                                          ----------------------
                                          Richard Agree, President
Name:     Patricia L. Chapman
     ----------------------------
      /s/ Patricia L. Chapman
     ----------------------------
                                          (CORPORATE SEAL)

      /s/ Leon M. Schurgin
     ----------------------------
Name:     Leon M. Schurgin


STATE OF  Michigan
COUNTY OF Michigan

         The foregoing instrument was acknowledged before me this day of March 26th, 1999 by Richard Agree, as President of Agree Realty Corporation, a Maryland corporation as general partner of AGREE LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of the partnership. He/she is personally known to me or has produced as identification.

                                        /s/ Patricia L. Chapman
                                        -----------------------
                                  Notary Public  Patricia L. Chapman
                                  Name:
                                  Commission No.:
                                  My Commission Expires:






                                                                 (SEAL)



                                   NATIONWIDE LIFE INSURANCE
                                   COMPANY, an Ohio corporation


                                   By: /s/ Robert H. McNaghten
/s/ Sue Crego                         ------------------------
--------------
Name:Sue Crego                     Name: Robert H. McNaghten,Vice President
     -----------                         -------------------
                                         Vice President
/s/ Louise Brown
----------------
Name: Louise Brown                                    (CORPORATE SEAL)
------------------



STATE OF OHIO
COUNTY OF FRANKLIN

         The foregoing instrument was acknowledged before me this 25 day of March, 1999 by Robert H. McNaghten , as Vice President of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, on behalf of the corporation. He/she is personally known to me or has produced as identification.

                                            /s/ Sue Ann Crego
                                            -----------------
                                            Notary Public
                                            Name:   Sue Ann Crego
                                            Commission No.:
                                            My Commission Expires:

                                                (SEAL)

                                 Exhibit "A"

                              Legal Description


From the Northwest corner Section 36, Township 27 South, [text omitted] 23 East, Polk County, Florida, run South 89 deg [text omitted] 35 sec East,
114.68 feet to the East line of U.S. 98; run thence South 0 deg 13 min 57 sec West along said East line of U.S. 98, 943.52 feet to the point of beginning from the point of beginning; run thence South 89 deg 46 min 03 sec East 300 feet to a point; thence North 0 deg 13 min 57 sec East 202.84 feet to a point in the South line of a proposed Boulevard; thence Eastwardly through a curve to the right having a central angle of 4 deg 09 min 23 sec, a radius of
977.75 feet an arc length of 70.92 feet to a point of reverse curve; thence through a curve to the left having a central angle of 22 deg 01 min 28 sec, a radius of 1077.75 feet an arc length of 414.29 feet to a point; thence South 89 deg 46 min 03 sec East 429.19 feet to a point in said South right of way; thence South 0 deg 13 min 57 sec West 674.37 feet to a point; thence North 89 deg 46 min 03 sec West 1246.50 feet to a point in the East line of U.S. 98; thence along said East line of U.S. 98 through a curve to the left having a central angle of 0 deg 52 min 33 sec a radius of 4244.69 feet, an arc length of 64.89 feet to a point; thence North 0 deg 13 min 57 sec East along said East right of way 44 feet; thence South 89 deg 46 min 03 sec East 46 feet to a point; thence North 0 deg 13 min 57 sec East along said East right of way
465.49 feet to the point of beginning:
LESS AND EXCEPT
A parcel of land in Section 36, Township 27 South, Range 23 East, Polk County, Florida, being more particularly described as follows: For a point of reference, commence at the Northwest corner of "Cambridge on the Green"; as recorded in Plat Book 75, page 27 of the public records of Polk County, Florida; thence South 0 deg 13 min 57 sec West along the West line of said "Cambridge on the Green", and the Southerly prolongation of said West line a distance of 674.37 feet; thence North 89 deg 46 min 03 sec West a distance of 1046.50 feet to the point of beginning of the herein described parcel; thence North 0 deg 13 min 57 sec East, a distance of 233.00 feet; thence South 73 deg 02 min 59 sec West a distance of 132.41 feet; thence North 89 deg 46 min 03 sec West a distance of 27.00 feet to the East right of way line of U.S. Highway 98; thence South 0 deg 13 min 57 sec West along said East right of way line a distance of 85.00 feet; thence continue along said East right of way line North 89 deg 46 min 03 sec West, a distance of 46.00 feet; thence continue along said East right of way line, South 0 deg 13 min 57 sec West, a distance of 44.00 feet to a point of tangency with a curve concave Westerly having a radius of 4244.69 feet; thence Southerly along the arc of said curve, through a central angle of 0 deg 52 min 33 sec an arc distance of
64.89 feet; thence South 89 deg 46 min 03 sec East, a distance of 200.00 feet to the point of beginning of the herein described parcel.
ALSO LESS AND EXCEPT Commence at the Southeast corner of Wedgewood Estates Boulevard, as recorded in Plat Book 73, page 2, public records of Polk County, Florida; thence North 89 deg 46 min 03 sec West, along the South right of way line of said Wedgewood Estates Boulevard, a distance of 429.19 feet to a point of tangency with a curve, concave Northerly having a radius of 1077.75 feet; thence Westerly along the arc of said curve, through a central angle of 12 deg 35 min 43 sec an arc distance of 236.91 feet to the point of beginning of the herein described parcel; thence continue Westerly along said right of way line and along said curve, through a central angle of 9 deg 25 min 45 sec, an arc distance of 177.37 feet to a point of reverse curvature with a curve concave Southerly having a radius of 977.75 feet; thence Westerly along the arc of said curve through a central angle of 4 deg 09 min 23 sec an arc distance of 70.92 feet; thence South 0 deg 13 min 57 sec West a distance of 202.84 feet; thence South 89 deg 46 min 03 sec East a distance of 230.00 feet; thence North 0 deg 13 min 57 sec East a distance of
100.00 feet; thence North 12 deg 49 min 39 sec East a distance of 26.57 feet to the point of beginning.

                                                    POLK OR BK 04215  PG 0272